Exhibit 10.2

PROMISSORY NOTE

$200,000.00	Haltom City, Texas	April 27, 2023

FOR VALUE RECEIVED, the undersigned Just Right Products, Inc, a Texas corporation (“Maker”), hereby promises to pay to the order of Robert F. Breese, an individual residing in the State of Texas (“Payee”), at 5782 Blue Ridge Dr, Ft Worth, Tx 76112, the principal sum of TWO HUNDRED THOUSAND AND No/100 DOLLARS ($200,000.00) (the “Principal Sum”), payable in twenty-four monthly installments according to the repayment schedule set forth on Exhibit A attached hereto. The Principal Sum shall be due and payable in full on or before April 1, 2025.

Maker may prepay all or any part of the Principal Sum at any time and from time to time, without premium or penalty.

The holder hereof may declare the unpaid balance of the Principal Sum to be immediately due and payable, without notice or demand, if (a) Maker fails or refuses to pay any part of the Principal Sum when due, (b) a default should occur under any agreement, document, or instrument securing or assuring payment of any part hereof or executed in connection herewith, or (c) Maker shall become insolvent, fail to pay Maker’s debts generally as they become due, or voluntarily or involuntarily be made the subject of any proceeding provided for by any bankruptcy or similar debtor relief law. All past-due principal on this note shall, from maturity (stated or by acceleration) until paid, bear simple interest at a rate per annum equal to the lesser of the highest applicable rate or 18%, payable on demand.

Notwithstanding anything to the contrary herein, there shall be a five (5) calendar day grace period for each monthly installment payment during which 18% interest as set forth above shall not accrue so long as such monthly installment shall be paid within five (5) calendar days of the scheduled due date.

This note is secured by (i) a Pledge and Security Agreement (the “Agreement”) dated April 27, 2023, executed by Maker, as Debtor, for the benefit of Payee, covering certain Pledged Collateral as defined in the Agreement and (ii) UCC-1 filing with the State of Texas Secretary of State and the Tarrant County Clerk.

If this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay court costs, reasonable attorneys’ fees, and other costs of collection of the holder hereof. This note shall be governed by and construed in accordance with the laws of the State of Texas.

Maker and each surety, endorser, guarantor, and other party liable for the payment of any part hereof, severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate, and agree that their liability on this note shall not be affected by, and hereby consent to, any renewal or extension in the time of payment hereof, any indulgences, or any release or change in any security for the payment of this note.

Maker agrees and acknowledges that this note contains the entire agreement with respect to the loan and repayment thereof, and that no one has made, and Maker is not relying upon, any statement, representation or promise not contained herein. Further, Maker acknowledges and agrees that this note, including the attachments mentioned in the body as incorporated by reference, sets forth the entire agreement between the Maker and Payee with regard to this subject matter hereof.

JUST RIGHT PRODUCTS, INC.

By:	/s/ Marc Johnson
Marc Johnson, President

Exhibit A

Repayment Schedule:

Payment Date	Payment Amount
May 1, 2023	$8,333.33
June 1, 2023	$8,333.33
July 1, 2023	$8,333.33
August 1, 2023	$8,333.33
September 1, 2023	$8,333.33
October 1, 2023	$8,333.33
November 1, 2023	$8,333.33
December 1, 2023	$8,333.33
January 1, 2024	$8,333.33
February 1, 2024	$8,333.33
March 1, 2024	$8,333.33
April 1, 2024	$8,333.33
May 1, 2024	$8,333.33
June 1, 2024	$8,333.33
July 1, 2024	$8,333.33
August 1, 2024	$8,333.33
September 1, 2024	$8,333.33
October 1, 2024	$8,333.33
November 1, 2024	$8,333.33
December 1, 2024	$8,333.33
January 1, 2025	$8,333.33
February 1, 2025	$8,333.33
March 1, 2025	$8,333.33
April 1, 2025	$8,333.41
Total	$200,000.00

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